UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 13, 2017

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by EQT Corporation (the Company) on November 14, 2017 (the Initial Form 8-K), on November 13, 2017, the Company completed its previously announced acquisition of Rice Energy Inc. (Rice) pursuant to the Agreement and Plan of Merger, dated as of June 19, 2017 (as amended by Amendment No. 1 thereto dated as of October 26, 2017, the Merger Agreement), by and among the Company, Rice and Eagle Merger Sub I, Inc. (Merger Sub), a wholly owned indirect subsidiary of the Company. Pursuant to the terms of the Merger Agreement, on November 13, 2017, Merger Sub merged with and into Rice (the merger) with Rice continuing as the surviving corporation in the merger and a wholly owned indirect subsidiary of the Company. Immediately after the effective time of the merger, the surviving corporation in the merger was merged with and into another wholly owned indirect subsidiary of the Company (the post-closing merger).

This Amendment No. 1 to the Initial Form 8-K amends the Initial Form 8-K to include the financial statements of a business acquired required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b).  Except as provided herein, the disclosures made in the Initial Form 8-K remain unchanged.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

The financial statements of Rice required by Item 9.01(a) are incorporated herein by reference to Part I, Item 1 of Rice’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.  The Company previously filed the audited consolidated financial statements of Rice Energy Inc. and its subsidiaries as of December 31, 2016 and 2015 and for each of the years in the three-year period ended December 31, 2016, and the related notes to the consolidated financial statements, in Exhibit 99.1 to its Current Report on Form 8-K filed on September 27, 2017.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2016, for the nine months ended September 30, 2017 and as of September 30, 2017 and the notes related thereto filed as Exhibit 99.1 hereto are incorporated herein by reference.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

99.1	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: January 22, 2018	By:	/s/Robert J. McNally
	Name:	Robert J. McNally
	Title:	Senior Vice President and Chief Financial Officer